Exhibit 10.14

AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE

THIS AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE is dated as of the 22nd day of September, 2004, by and between PAGODA PARTNERS LLC, an Ohio limited liability company, having an address of 1801 E. Ninth Street, Suite 1600, Cleveland, Ohio 44114-3103 (“Landlord”), and HOMEWORKS, INC, an Ohio corporation, having an address of 7700 Northfield Road, Walton Hills, Ohio 44146 (“Tenant”).

RECITALS

A.

Landlord and Tenant have entered into a certain Industrial Real Estate Lease, dated November 8, 2000 (the “Lease”), with respect to premises (the “Property”) known as 7700 Northfield Road, Walton Hills, Ohio, being approximately 55,520 square feet of building located on approximately 15.5518 acres of land as more fully described in Exhibit A to the Lease.

B.	Pursuant to Section 6.05(d) of the Lease, Landlord has expanded the building included within the Property with a 66,987 square foot addition as described in Exhibit C to the Lease.

C.

At the request of Tenant, Landlord has purchased land described in Exhibit A-1 attached to this Amendment (the “Additional Land”) adjoining the Property and has agreed to further expand the building included within the Property with an addition of approximately 113,402 square feet (the “Second Addition”).

D.

In connection with the Lease, Landlord and Tenant entered into a Memorandum of Lease dated November 8, 2000, which was filed for record with the Cuyahoga County Recorder on November 8, 2000, as Instrument No . 200011080105 (the “Memorandum of Lease”).

E.	The parties desire to amend the Lease to provide for adding the Additional Land and the Second Addition to the terms and conditions of the Lease and to extend the term.

NOW THEREFORE, for good and valuable consideration, the Landlord and Tenant hereto agree as follows:

1.	The Lease is amended as follows:

(a) Section 1.04 to the Lease is replaced with the following:

“Section 1.04. Property: (include street address, approximate square footage and description) 7700 Northfield Road, Walton Hills, Ohio 44146 being approximately 55,520 square feet of building with a 66,987 square foot addition located on approximately 15.5518 acres of land (more fully described in Exhibit A attached hereto) and additional land of approximately 1.0 acres (more fully described in Exhibit A-1 attached hereto).

The Property, including the additional land is more fully described on Exhibit A-2 attached hereto. On the Second Addition Rent Commencement Date (as hereinafter defined), of the Second Addition as contemplated by Section 6.05(e), will be included as part of the Property.”

(b) Section 1.05 to the Lease is replaced with the following:

“Section 1.05. Lease Term: 19 years –6– months beginning on November 8, 2000, or such other date as is specified in this Lease, and ending on April 30, 2020 Five Year Renewal.”

(c) The following new Section 6.05(e) is added to the Lease:

“New Section 6.05(e): Landlord has agreed to expand the building included within the Property with an approximate 113,402 square foot addition (the “Second Addition” or “Phase III”). Base Rent For Phase III shall commence on the date the warehouse in Phase III is substantially complete (the “Second Addition Rent Commencement Date”) in accordance with Exhibit B attached hereto.”

(d) Section 6 of Rider #1 to the Lease is replaced with the following:

“6. Date of Closing: Not before the date when at least 50% of the Landlord’s principal mortgage indebtedness incurred in connection with Landlord’s permanent loan relating to the Second Addition (originally totally approximately $8,000,000 00) has been paid in full, but not later than April 30, 2020 (and not later than April 30, 2025, if the option to extend is exercised).”

(e) Exhibit A-1, Exhibit A-2 and Exhibit B-1 attached to this Amendment are incorporated and made a part of the Lease.

2.	Memorandum of Lease. The parties agree to amend the Memorandum of Lease to reflect the changes set forth in this Amendment.

3.

Execution of Amendment. This Amendment may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord’s delivery of this Amendment to Tenant shall not be deemed to be an offer to amend the Lease and shall not be binding upon either party until executed and delivered by both parties.

Landlord and Tenant have signed this Amendment on the date specified adjacent to their signatures below.

PAGODA PARTNERS LLC, an Ohio limited liability company

By:	/s/ John P. Reed
John P. Reed, Manager

By:	/s/ Charles L. Smythe
Charles L. Smythe, Jr., Manager

HOMEWORKS, INC., an Ohio corporation

By:	/s/ John P. Reed
John P. Reed, President

STATE OF OHIO	)
	)	SS
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 23rd day of September, 2004, by John P. Reed, a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)	/s/ ALLAN G. CHURCHMACK
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this              day of September, 2004, by Charles L. Smythe, Jr., a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this              day of September, 2004, by John P. Reed, a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 23rd day of September, 2004, by Charles L. Smythe, Jr., a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)	/s/ Suzanne E. Jackson
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 23rd day of September, 2004, by John P. Reed, President of HOMEWORKS, INC., an Ohio corporation, on behalf of the corporation.

(SEAL)	/s/ ALLAN G. CHURCHMACK
Notary Public

My commission expires: